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                                                  Filed Pursuant to Rule 497(e).
                                                File Nos. 33-36528 and 811-6161.


                        PIMCO FUNDS: MULTI-MANAGER SERIES

                        Supplement Dated October 2, 2003
                                     to the
                       Statement of Additional Information
                               Dated April 1, 2003

               Disclosure relating to the PIMCO PPA Tax-Efficient
      Equity and PIMCO PPA Tax-Efficient Structured Emerging Markets Funds

     Effective September 10, 2003, PPA Acquisition LLC sold a majority of its ownership interest in Parametric Portfolio Associates, the Funds' current investment sub-adviser, to Eaton Vance Acquisitions, a Massachusetts business trust. Previously, Parametric Portfolio Associates was wholly owned by PPA Acquisition LLC. In connection with the sale of it ownership interest in Parametric, PPA Acquisition LLC changed its name to "Fairview Holdings L.L.C." As a result, the disclosure contained in the second sentence of the second paragraph under the section "Management of the Funds - Portfolio Management Agreements - Parametric" is modified to read as follows: "Eaton Vance Acquisitions, a wholly-owned subsidiary of Eaton Vance Corp., a Maryland corporation, and Fairview Holdings L.L.C. own 80% and 20%, respectively, of Parametric." Similarly, all references in the Statement of Additional Information to PPA Acquisition LLC are replaced with Fairview Holdings L.L.C.